                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT


                                                                                          Settlement Date        5/31/00
                                                                                          Determination Date     6/12/00
                                                                                          Distribution Date      6/15/00



I.      All Payments on the Contracts                                                                           12,238,580.08
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                        342,120.03
III.    Repurchased Contracts                                                                                            0.00
IV.     Investment Earnings on Collection Account                                                                        0.00
V.      Servicer Monthly Advances                                                                                  188,259.33
VI.     Distribution from the Reserve Account                                                                            0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                        110,939.28
VIII.   Transfers to the Pay-Ahead Account                                                                        (110,304.03)

IX.     Less:  Investment Earnings distributions                                                                         0.00
          (a)  To Sellers with respect to the Collection Account                                                         0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                   $12,769,594.69
                                                                                                               ==============


DISTRIBUTION AMOUNTS                                                      Cost per $1000
-------------------------------                                           ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
     (b)  Class A-1 Note Principal Distribution                                                        0.00
            Aggregate Class A-1 Note Distribution                           0.00000000                                   0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         0.00
     (b)  Class A-2 Note Principal Distribution                                                        0.00
            Aggregate Class A-2 Note Distribution                           0.00000000                                   0.00

3.   (a)  Class A-3 Note Interest Distribution                                                         0.00
     (b)  Class A-3 Note Principal Distribution                                                        0.00
            Aggregate Class A-3 Note Distribution                           0.00000000                                   0.00

4.   (a)  Class A-4 Note Interest Distribution                                                         0.00
     (b)  Class A-4 Note Principal Distribution                                                        0.00
           Aggregate Class A-4 Note Distribution                            0.00000000                                   0.00

5.   (a)  Class A-5 Note Interest Distribution                                                         0.00
     (b)  Class A-5 Note Principal Distribution                                                        0.00
            Aggregate Class A-5 Note Distribution                           0.00000000                                   0.00

6.   (a)  Class A-6 Note Interest Distribution                                                   254,710.28
     (b)  Class A-6 Note Principal Distribution                                               10,086,062.42
            Aggregate Class A-6 Note Distribution                         117.50878068                          10,340,772.70

7.   (a)  Class A-7 Note Interest Distribution                                                   291,650.00
     (b)  Class A-7 Note Principal Distribution                                                        0.00
            Aggregate Class A-7 Note Distribution                           5.11666667                             291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                   441,291.67
     (b)  Class A-8 Note Principal Distribution                                                        0.00
            Aggregate Class A-8 Note Distribution                           5.19166667                             441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                   321,266.67
     (b)  Class A-9 Note Principal Distribution                                                        0.00
            Aggregate Class A-9 Note Distribution                           5.26666667                             321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                  345,041.67
     (b)  Class A-10 Note Principal Distribution                                                       0.00
            Aggregate Class A-10 Note Distribution                          5.30833333                             345,041.67

11.  (a)  Class B Certificate Interest Distribution                                              244,679.31
     (b)  Class B Certificate Principal Distribution                                                   0.00
            Aggregate Class B Certificate Distribution                      5.45000000                             244,679.31

12.  Servicer Payment
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                                  Page 1 of 4
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

     (a)  Servicing Fee                                                                          151,148.75
     (b)  Reimbursement of prior Monthly Advances                                                238,548.78
            Total Servicer Payment                                                                                 389,697.53

13.  Deposits to the Reserve Account                                                                               395,195.15

Total Distribution Amount                                                                                      $12,769,594.69
                                                                                                               ==============

Reserve Account distributions:
-------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                             50,703.54
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                 344,491.61
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                         5,972.30
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)             40,577.19
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                              $441,744.64
                                                                                                               ==============


           INTEREST
-------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes @  5.598%                                                                  0.00
        (b) Class A-2 Notes @  5.852%                                                                  0.00
        (c) Class A-3 Notes @  5.919%                                                                  0.00
        (d) Class A-4 Notes @  6.020%                                                                  0.00
        (e) Class A-5 Notes @  6.050%                                                                  0.00
        (f) Class A-6 Notes @  6.130%                                                            254,710.28
        (g) Class A-7 Notes @  6.140%                                                            291,650.00
        (h) Class A-8 Notes @  6.230%                                                            441,291.67
        (i) Class A-9 Notes @  6.320%                                                            321,266.67
        (j) Class A-10 Notes @ 6.370%                                                            345,041.67
                     Aggregate Interest on Notes                                                                 1,653,960.28
        (k) Class B Certificate @ 6.540%                                                                           244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                            0.00
        (b) Class A-2 Notes                                                                            0.00
        (c) Class A-3 Notes                                                                            0.00
        (d) Class A-4 Notes                                                                            0.00
        (e) Class A-5 Notes                                                                            0.00
        (f) Class A-6 Notes                                                                            0.00
        (g) Class A-7 Notes                                                                            0.00
        (h) Class A-8 Notes                                                                            0.00
        (i) Class A-9 Notes                                                                            0.00
        (j) Class A-10 Notes                                                                           0.00
        (k) Class B Certificates                                                                       0.00


3.   Total Distribution of Interest                                       Cost per $1000
                                                                          ----------------
        (a) Class A-1 Notes                                                 0.00000000                 0.00
        (b) Class A-2 Notes                                                 0.00000000                 0.00
        (c) Class A-3 Notes                                                 0.00000000                 0.00
        (d) Class A-4 Notes                                                 0.00000000                 0.00
        (e) Class A-5 Notes                                                 0.00000000                 0.00
        (f) Class A-6 Notes                                                 2.89443500           254,710.28
       (g) Class A-7 Notes                                                  5.11666667           291,650.00
       (h) Class A-8 Notes                                                  5.19166667           441,291.67
        (i) Class A-9 Notes                                                 5.26666667           321,266.67
        (j) Class A-10 Notes                                                5.30833333           345,041.67
                     Total Aggregate Interest on Notes                                                           1,653,960.28
        (k) Class B Certificates                                            5.45000000                             244,679.31



          PRINCIPAL
-------------------------------
                                                                          No. of Contracts
                                                                          ----------------
1.   Amount of Stated Principal Collected                                                      3,941,064.36
2.   Amount of Principal Prepayment Collected                                   297            5,529,644.27
3.   Amount of Liquidated Contract                                              21               615,353.79
4.   Amount of Repurchased Contract                                              0                     0.00

       Total Formula Principal Distribution Amount                                                              10,086,062.42

5.   Principal Balance before giving effect to Principal Distribution                        Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                   0.0000000                  0.00
        (b) Class A-2 Notes                                                                   0.0000000                  0.00
        (c) Class A-3 Notes                                                                   0.0000000                  0.00
        (d) Class A-4 Notes                                                                   0.0000000                  0.00
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                                  Page 2 of 4
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

        (e) Class A-5 Notes                                                                   0.0000000                  0.00
        (f) Class A-6 Notes                                                                   0.5666104         49,861,718.81
        (g) Class A-7 Notes                                                                   1.0000000         57,000,000.00
        (h) Class A-8 Notes                                                                   1.0000000         85,000,000.00
        (i) Class A-9 Notes                                                                   1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                  1.0000000         65,000,000.00
        (k) Class B Certificates                                                              1.0000000         44,895,285.54

6.   Remaining Principal Shortfall

        (a) Class A-1 Notes                                                                                              0.00
        (b) Class A-2 Notes                                                                                              0.00
        (c) Class A-3 Notes                                                                                              0.00
        (d) Class A-4 Notes                                                                                              0.00
        (e) Class A-5 Notes                                                                                              0.00
        (f) Class A-6 Notes                                                                                              0.00
        (g) Class A-7 Notes                                                                                              0.00
        (h) Class A-8 Notes                                                                                              0.00
        (i) Class A-9 Notes                                                                                              0.00
        (j) Class A-10 Notes                                                                                             0.00
        (k) Class B Certificates                                                                                         0.00

7.   Principal Distribution                                               Cost per $1000
                                                                          --------------
        (a) Class A-1 Notes                                                 0.00000000                                   0.00
        (b) Class A-2 Notes                                                 0.00000000                                   0.00
        (c) Class A-3 Notes                                                 0.00000000                                   0.00
        (d) Class A-4 Notes                                                 0.00000000                                   0.00
        (e) Class A-5 Notes                                                 0.00000000                                   0.00
        (f) Class A-6 Notes                                               114.61434568                          10,086,062.42
        (g) Class A-7 Notes                                                 0.00000000                                   0.00
        (h) Class A-8 Notes                                                 0.00000000                                   0.00
        (i) Class A-9 Notes                                                 0.00000000                                   0.00
        (j) Class A-10 Notes                                                0.00000000                                   0.00
        (k) Class B Certificates                                            0.00000000                                   0.00

8.   Principal Balance after giving effect to Principal Distribution                         Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                   0.0000000                  0.00
        (b) Class A-2 Notes                                                                   0.0000000                  0.00
        (c) Class A-3 Notes                                                                   0.0000000                  0.00
        (d) Class A-4 Notes                                                                   0.0000000                  0.00
        (e) Class A-5 Notes                                                                   0.0000000                  0.00
        (f) Class A-6 Notes                                                                   0.4519961         39,775,656.39
        (g) Class A-7 Notes                                                                   1.0000000         57,000,000.00
        (h) Class A-8 Notes                                                                   1.0000000         85,000,000.00
        (i) Class A-9 Notes                                                                   1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                  1.0000000         65,000,000.00
        (k) Class B Certificates                                                              1.0000000         44,895,285.54



          POOL DATA                                                                           Aggregate
-------------------------------                                         No. of Contracts  Principal Balance
                                                                        ----------------  -----------------

1.   Pool Stated Principal Balance as of 5/31/00                              13,270       352,670,941.93

2.   Delinquency Information                                                                                   % Delinquent
                                                                                                               ------------
              (a) 31-59 Days                                                    96             2,067,541.58      0.586%
              (b) 60-89 Days                                                    47             1,014,859.52      0.288%
              (c) 90-119 Days                                                   23               831,315.72      0.236%
              (d) 120 Days +                                                    85             2,728,372.95      0.774%


3.   Contracts Repossessed during the Due Period                                 4                91,484.52

4.   Current Repossession Inventory                                             12               501,745.56

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables               21               615,353.79
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               342,120.03
                                                                                              -------------
       Total Aggregate Net Losses for the preceding Collection Period                                              273,233.76

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                               1,799,237.00

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          714                             10,682,457.05

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                       9.231%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                         101.602
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                                  Page 3 of 4
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

       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                        1.457%
    (b)  Delinquency Percentage Trigger in effect ?                             NO

2.  (a)  Average Net Loss Ratio                                0.059%
    (b)  Net Loss Ratio Trigger in effect ?                                     NO
    (c)  Net Loss Ratio (using ending Pool Balance)            0.095%

3.  (a)  Servicer Replacement Percentage                       0.058%
    (b)  Servicer Replacement Trigger in effect ?                               NO



        MISCELLANEOUS
-------------------------------

1.  Monthly Servicing Fees                                                                                         151,148.75

2.  Servicer Advances                                                                                              188,259.33

3.  (a)  Opening Balance of the Reserve Account                                                                  8,973,952.86
    (b)  Deposits to the Reserve Account                                                         395,195.15
    (c)  Investment Earnings in the Reserve Account                                               46,549.49
    (d)  Distribution from the Reserve Account                                                  (441,744.64)
    (e)  Ending Balance of the Reserve Account                                                                   8,973,952.86

4.  Specified Reserve Account Balance                                                                            8,973,952.86

5.  (a)  Opening Balance in the Pay-Ahead Account                                                                  396,204.69
    (b)  Deposits to the Pay-Ahead Account from the Collection Account                           110,304.03
    (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
    (d)  Transfers from the Pay-Ahead Account to the Collection Account                         (110,939.28)
    (e)  Ending Balance in the Pay-Ahead Account                                                                   395,569.44


                                  Page 4 of 4